Exhibit 10.9

AMENDMENT NO. 2

TO THE

EQUIFAX INC. 2008 OMNIBUS INCENTIVE PLAN

(Amended and Restated Effective May 2, 2013)

THIS AMENDMENT NO. 2 is made as of this 4th day of November, 2020 by Equifax Inc. (the “Company”);

WHEREAS, the Company maintains the Equifax Inc. 2008 Omnibus Incentive Plan, as amended and restated effective May 2, 2013 and as further amended on February 13, 2017 (the “Plan”); and

WHEREAS, the Company desires to amend the Plan to revise the definition of “Retirement” under the Plan for employees hired on or after January 1, 2021.

NOW, THEREFORE, the Plan is hereby amended effective as of November 4, 2020, as follows:

1.

Section 2(aa) is deleted in its entirety and the following substituted therefor:

(a)(a) “Retirement” means, except as otherwise determined by the Administrator and set forth in an Award Agreement, with respect to employee Participants, termination of employment from the Company and its Affiliates (for other than Cause): (i) for Participants who commenced employment prior to January 1, 2021, on or after attainment of age fifty (50) and the sum of the Participant’s age plus completed anniversary years of service with the Company and its Affiliates is at least 75; (ii) on or after attainment of age (A) fifty-five (55) for Participants who commenced employment prior to January 1, 2021 and (B) sixty (60) for Participants who commenced employment on or after January 1, 2021, and, in either case, completion of at least five (5) anniversary years of service with the Company and its Affiliates; or (iii) on or after attainment of age sixty-five (65); provided that, with respect to Non-Employee Director Participants, “Retirement” means the Director’s resignation or failure to be re-elected on or after attainment of age fifty-five (55) and completion of five (5) anniversary years of service with the Company as a director.

2.

Except as hereby modified, the Plan shall remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 as of the date first written above.

EQUIFAX INC.

By: /s/ John J. Kelley III
Name: John J. Kelley III
Title: Corporate Vice President, Chief Legal
Officer and Corporate Secretary
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